UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
May 10, 2005

CENTRA FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

West Virginia	000-49699	55-0770610

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Registrant’s telephone number, including area code: (304) 581-6000

Item 2.02 Results of Operations and Financial Condition

      On May 10, 2005, Centra Financial Holdings, Inc. reported its earnings for its first quarter ended March 31, 2005, as described in the First Quarter 2005 Quarterly Report attached as Exhibit 99 and incorporated herein by reference.

Item 9.01 Exhibits

      (c) Exhibits.

           99 — First Quarter 2005 Quarterly Report

Signatures

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 10, 2005	Centra Financial Holdings, Inc.
	By	/s/ Douglas J. Leech
Douglas J. Leech, President and
Chief Executive Officer